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    Morgan Stanley Select Dimensions Investment Series - Utilities Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008



                                                                   Amount of       % of
                                      Offering         Total        Shares       Offering     % of Funds
Security    Purchase/     Size of     Price of       Amount of     Purchased     Purchased      Total                     Purchased
Purchased  Trade Date    Offering      Shares        Offering      By Fund        By Fund      Assets        Brokers        From
---------- ----------- ------------ ------------- --------------  ------------ ------------
American    04/22/08        -         $21.50      $1,247,000,000   22,000         0.03%       0.76%      Goldman,       Citigroup
  Water                                                                                                  Sachs & Co.,
Works Co.                                                                                                Citi,
  Inc.                                                                                                   Merrill
                                                                                                         Lynch & Co.,
                                                                                                         Credit
                                                                                                         Suisse,
                                                                                                         JPMorgan,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Edward
                                                                                                         Jones,
                                                                                                         Boenning &
                                                                                                         Scattergood,
                                                                                                         Inc., Janney
                                                                                                         Montgomery
                                                                                                         Scott LLC,
                                                                                                         Cabrera
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, HSBC,
                                                                                                         Societe
                                                                                                         Generale,
                                                                                                         Stanford
                                                                                                         Group
                                                                                                         Company,
                                                                                                         UBS
                                                                                                         Investment
                                                                                                         Bank,
                                                                                                         Wachovia
                                                                                                         Securities,
                                                                                                         The Williams
                                                                                                         Capital
                                                                                                         Group, L.P.
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